Powering and transforming financial markets Investor Presentation September 2025 EXHIBIT 99.1

2 Forward-Looking Statements This presentation and other written or oral statements made from time to time by representatives of Broadridge Financial Solutions, Inc. ("Broadridge" or the "Company") contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature, and which may be identified by the use of words such as “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be,” “on track,” and other words of similar meaning are forward-looking statements. In particular, information appearing in the “Fiscal Year 2026 Guidance” section and statements about our three-year objectives are forward-looking statements. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. These risks and uncertainties include those risk factors described and discussed in Part I, “Item 1A. Risk Factors” of the Annual Report on Form 10-K for the year ended June 30, 2025 (the “2025 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this presentation and are expressly qualified in their entirety by reference to the factors discussed in the 2025 Annual Report. These risks include: • Changes in laws and regulations affecting Broadridge’s clients or the services provided by Broadridge; • Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms; • A material security breach or cybersecurity attack affecting the information of Broadridge's clients; • Declines in participation and activity in the securities markets; • The failure of Broadridge's key service providers to provide the anticipated levels of service; • A disaster or other significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services; • Overall market, economic and geopolitical conditions and their impact on the securities markets; • The success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; • Broadridge’s failure to keep pace with changes in technology and demands of its clients; • Competitive conditions; • Broadridge’s ability to attract and retain key personnel; and • The impact of new acquisitions and divestitures. There may be other factors that may cause our actual results to differ materially from the forward-looking statements. Our actual results, performance or achievements could differ materially from those expressed in, or implied by, the forward-looking statements. We can give no assurances that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on our results of operations and financial condition. Broadridge disclaims any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.

3 Use of Non-GAAP financial Measures, KPIs and foreign exchange rates Use of Non-GAAP Financial Measures This presentation includes certain Non-GAAP financial measures including Adjusted Operating income, Adjusted Operating income margin, Adjusted Net earnings, Adjusted earnings per share (“EPS”), Free cash flow, Free cash flow conversion, and Recurring revenue growth constant currency. Please see the “Explanation of Non-GAAP Measures and Reconciliation of GAAP to Non-GAAP Measures” section of this presentation for more information on Broadridge’s use of Non-GAAP measures and reconciliations to GAAP measures. Key Performance Indicators Management focuses on a variety of key indicators to plan, measure and evaluate the Company’s business and financial performance. These performance indicators include Revenues and Recurring revenue, as well as Non-GAAP measures of Adjusted Operating income, Adjusted Net earnings, Adjusted EPS, Free cash flow, Free cash flow conversion, Recurring revenue growth constant currency, and Closed sales. In addition, management focuses on select operating metrics specific to Broadridge of Position Growth, which is comprised of equity position growth and mutual fund/ETF position growth, and Internal Trade Growth. Beginning in the fourth quarter of fiscal year 2025, the Company began presenting information on “equity revenue position growth”. Equity revenue position growth excludes small or fractional equity positions for which the Company does not recognize revenue (“non-revenue positions”). Prior-year period comparative information for this metric is not available. Please refer to Item 2. Management’s Discussion and Analysis of Financial Condition of the 2025 Annual Report for a discussion of Revenues, Recurring revenue, Position Growth and Internal Trade Growth in the “Key Performance Indicators” section and the “Results of Operations” section for a description of Closed sales. Foreign Exchange Rates Beginning with the first quarter of fiscal year 2023, the Company changed reporting for segment revenues, segment earnings (loss) before income taxes, segment amortization of acquired intangibles and purchased intellectual property, and Closed sales to reflect the impact of actual foreign exchange rates applicable to the individual periods presented. The presentation of these metrics for the prior periods has been changed to conform to the current period presentation. Total consolidated revenues and earnings before income taxes were not impacted. Notes on Presentation Amounts presented in this presentation may not sum due to rounding. All FY’25 Recurring revenue dollar amounts shown in this presentation are GAAP. Recurring revenue growth percentages for FY’23, FY’24, FY’25 and FY’26 Guidance are shown as constant currency (Non- GAAP). Recurring revenue growth percentages for FY’16 through FY’22 are calculated based on constant foreign currency exchange rates used for internal management reporting as described in the Company’s segment footnote within its Form 10-K for each respective year. Use of Material Contained Herein The information contained in this presentation is being provided for your convenience and information only. This information is accurate as of the date of its initial presentation. If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility. Broadridge assumes no duty to update or revise the information contained in this presentation.

Broadridge is powering and transforming financial services

Global fintech leader with a scale business supporting critical operations, technology, governance, and communications

Unique network and business model with a clear growth strategy across our three franchises

Platform-based model with recurring revenue structure creates unique value for clients and investors

Steady and consistent earnings growth and capital return has driven strong and compounding shareholder returns

Metric	Description
$4.5B	FY'25 Recurring revenue
19%	10-year TSR annualized ending 6/30/25
$60B	Vended Addressable Market
7-9%	FY'24-26 Recurring revenue growth objective
$15T	Daily fixed income and equity trade volume
8-12%	FY'24-26 Adj. EPS growth objective
7B	Regulatory and customer communications processed annually
$3.90	FY'26 annual dividend amount

Note: Recurring revenue growth is in constant currency. FY'26 dividend subject to board approval.

Broadridge
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5 Broadridge has a long track record of delivering growth and shareholder value Total Revenue ($B) 10% Recurring Revenue CAGR 13% Adjusted EPS CAGR (Non-GAAP) 19% Annualized TSR Note: Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 44-55. TSR source: FactSet DILUTED EPS (GAAP) $2.53 $2.70 $3.56 $4.06 $3.95 $4.65 $4.55 $5.30 $5.86 $7.10 $2.9 $4.1 $4.3 $4.4 $4.5 $5.0 $5.7 $6.1 $6.5 $6.9 $2.73 $3.13 $4.19 $4.66 $5.03 $5.66 $6.46 $7.01 $7.73 $8.55 FY'16 FY'17 FY'18 FY'19 FY'20 FY'21 FY'22 FY'23 FY'24 FY'25 Adjusted EPS

6 We have a unique network and business model Regulatory Bodies & Trade Associations Broker-dealers & Wealth Managers Investors Public Companies & Funds 10,000+ Corporate issuers 1,000+ Banks and broker-dealers 30,000+ Mutual funds and ETFs 200,000+ Financial advisors 150,000+ Institutional shareholders 200M+ Retail shareholder accounts

7 Powering a scale business at the intersection of financial services Wealth Managers 30,000+ Mutual funds and ETFs 120,000+ Institutional shareholders 170M+ Retail shareholder accounts Capital Markets Firms Asset Managers Corporate Issuers • 15 largest U.S. wealth providers • 30% U.S. advisors for front office applications • ~900M U.S. equity positions • 120M accounts on trade processing platform • >$15T in daily fixed income and equity trade volume • 21 of 25 U.S. fixed income primary dealers • 7 of 10 largest global investment banks equity trades processed • ~$1.5 trillion in assets managed on BR IM platforms • 2 Billion regulatory fund communications processed annually • ~$670B retirement and other assets under administration • 7 Billion regulatory and customer communications processed annually • >10,000 public companies served • 2,500 virtual shareholder meetings annually

8 We serve a $225B addressable market of which $60B+ is vended Source: McKinsey & Co. Governance Capital Markets Wealth & IM $25B $24B Broadridge Vended Addressable Market 27%73% Total Addressable Market $12B $225B $60BBR Vended

9 Our growth is underpinned by secular demand drivers Digitization of communications Acceleration of trading Democratization of investing Data and artificial intelligence Regulation Governance Capital Markets Wealth & IM

10 We have aligned our business around these long-term drivers Extend Governance ▪ Scaled to enable doubling of equity and fund positions ▪ Crossed $100M threshold in digital revenues ▪ Expanded data & analytics with European fund data, board reporting ▪ Extended our capabilities across the entire trade lifecycle with BTCS ▪ Grew post-trade platforms globally ▪ Innovated to create leading position in Distributed Ledger Repo ▪ Delivered on next-gen wealth management platform ▪ Strengthened our capabilities serving Canadian wealth managers ▪ Added front-office capabilities with targeted tuck-in M&A ▪ Grew international revenues 5X to $518M from FY2015-25 ▪ Strengthened international footprint with acquisition of BTCS ▪ Grew European governance capabilities with Shareholder Rights Directive II Grow Capital Markets Build Wealth Expand International

11 Driving Democratization and Digitization in Governance ✓ Drive democratization in regulatory communications ✓ Digitize communications ✓ Leverage data for asset management ✓ Simplify corporate governance Simplifying Trading in Capital Markets ✓ Optimize trading and connectivity ✓ Simplify post-trade ✓ Deliver transformation and innovation Modernizing Wealth Management ✓ Execute go-to market plan across multiple channels ✓ Enhance and integrate component solutions ✓ Deliver selective transformation opportunities We have a clear plan for long-term growth

Investor Communication Solutions (“ICS”)

13 FY'21 FY'22 FY'23 FY'24 FY'25 We continue to extend our strong and growing Governance franchise $2.7B ICS Recurring Revenue Avg. annual growth 8% 11% Regulatory Data-Driven Fund Solutions Issuer Customer Communications 7% 12% 05% Note: Growth in constant currency. Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 44 – 55 $1.3B $0.5B $0.3B $0.7B

14 We have a unique network and business model… Regulatory Bodies & Trade Associations Broker-dealers & Wealth Managers Investors Public Companies & Funds 10,000+ Corporate issuers 1,000+ Banks and broker-dealers 30,000+ Mutual funds and ETFs 200,000+ Financial advisors 150,000+ Institutional shareholders 200M+ Retail shareholder accounts

15 Sustainable fundamentals underscore consistent position growth Position Growth (~9%) More Positions per Investor (5-7%) More Investors (2-4%) Investing Population Growth Market Participation Growth Population growth brings new investors An increasing portion of the population invests Demographics Industry Competition & Innovation 10-Yr Blended Average FY’16-25More Accounts per Investor Positions per Account Growth Investors are opening more accounts Investors steadily add more products to their accounts

16 Enable democratization via next-gen Regulatory Deliver Data-Driven Fund Solutions Simplify governance for Issuers Transform omni-channel Customer Communications GROWTH OPPORTUNITIES • Continued equity, mutual fund, and ETF position growth • Constant need for innovative compliance solutions • Global Distribution Insights • Retirement Technology and Analytics • Data and analytics capabilities • Regulatory composition and disclosure • Omni-channel engagement tools • Large omni-channel outsourcing opportunities • Demand for next-gen digital solutions Driving democratization and digitization in Governance

Global Technology & Operations (“GTO”)

18 FY'21 FY'22 FY'23 FY'24 FY'25 Broadridge is a leading technology provider for capital markets and wealth management $1.8BGTO Recurring Revenue Avg. annual growth 11% 7% Capital Markets Wealth & Inv. Mgmt. 14% Note: Growth in constant currency. Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 44 – 55 $0.7B $1.1B

19 Capital Markets: Broadridge technology powers the entire trade lifecycle Initiate order Buy-side Sell-side Middle-office Lifecycle Events • Trade Confirmation • Allocation of Trade to Sub-accounts • Trade Validation Middle-office Matching and Allocation Market Participants Back-office Lifecycle Events • Trade Clearing and Settlement • Trade Booking • Confirmations and Statements Sent • Ongoing Asset Servicing Back-office Clearing, Settlement, Finance and AccountingMarket Participants Front-office Trading and Execution Front-office Lifecycle Events • Order Capture and Trade Matching • Order Routing to Exchange or OTC Party • Trade Execution • Notice of Execution Market Participants

20 Component based ecosystem with open architecture that redefines wealth management technology Flexible, scalable platform designed to help firms drive innovation and perform more efficiently Delivers digital, modernized advisor capabilities with easy integration through published APIs Integrated technology that streamlines operations, provides single view, and connects front to back-office Broadridge Enterprise Integration Services Broadridge Post-Trade Components and Services Broadridge Advisor Workstation Wealth Advisor Component Solutions Client Apps Partner Apps Wealth Management: We are live with the industry’s next-generation front-to-back technology, creating a transformational wealth experience

21 GROWTH OPPORTUNITIES We are executing a clear growth strategy across Capital Markets and Wealth Management • Personalizing the investor experience • Optimizing advisor productivity • Digitizing operations • Optimizing trading and connectivity • Simplifying post-trade • Delivering transformation and innovation Modernizing Wealth Management Simplifying and innovating trading in Capital Markets

A financial model powering sustainable long-term growth with high returns

23 Broadridge’s strong business and financial model is positioned to drive sustainable, long-term growth Recurring Revenue Balanced Capital Allocation TSR Adjusted EPS ~100% Free cash flow conversion and mid-to-high teen ROIC 7-9% Sustainable growth (5-8% organic) 8-12% Steady and consistent growth Top-Quartile TSR Winning formula for compounding FINANCIAL MODEL Note: Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 44 – 55

24 Note: Information about the use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 44 – 55 Our steady and consistent earnings growth and capital return has resulted in a compounding TSR business… $1.20 $3.90 FY'16 FY'26 Est. $2.47 $8.55 FY'15 FY'25 13% 10-year CAGR EARNINGS PER SHARE DIVIDENDS PER SHARE ANNUALIZED TOTAL SHAREHOLDER RETURN 13% 10-year CAGR 19% 14% GAAP EPS $2.32 $7.10 Adjusted EPS (Non-GAAP) Jun-15 Jun-16 Jun-17 Jun-18 Jun-19 Jun-20 Jun-21 Jun-22 Jun-23 Jun-24 Jun-25 Broadridge S&P 500

25 65% RECURRING DISTRIBUTION EVENT-DRIVEN $6.9B FY’25 TOTAL REVENUE REVENUE COMPOSITION RECURRING REVENUE GROWTH Growth in constant currency Note: Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 44 – 55. FY’24 Recurring revenue reflects a net (1pt) loss from Other Revenue. In FY’17, Recurring revenue growth excludes $424MM from the acquisition of NACC. As reported in FY’17, recurring revenue rose 29%. “Other Revenue Drivers” includes contribution from Internal Growth and M&A net of losses and changes in foreign exchange. 6% 6% 6% 6% 6% 6% 6% 6% 7% 6% FY'16 FY'17 FY'18 FY'19 FY'20 FY'21 FY'22 FY'23 FY'24 FY'25 9% 16% 10%10% 6%6% 7% 9% Revenue from Closed sales Other Revenue Drivers 6% 7% The model begins with Recurring revenue growth, with growth anchored in conversion of Closed sales RECURRING REVENUE GROWTH

26 The demand for our products and secular tailwinds supports organic Recurring revenue growth of 5-8% for FY’24-FY’26 RECURRING REVENUE GROWTH RECURRING REVENUE GROWTH DRIVERS Beginning Recurring revenue Closed Sales Client Losses Internal Growth Acquisitions Ending Recurring revenue 5-7pts (2)pts 2-3pts 0 -2pts 7-9% TOTAL RECURRING REVENUE GROWTH 5-8pts ORGANIC GROWTH

27 10 40 80 120 40 60 60 110 20 50 FY'16 FY'17 FY'18 FY'19 FY'20 FY'21 FY'22 FY'23 FY'24 FY'25 20.5% FY'16 FY'25 AOI MARGIN EXPANSION HISTORY (bps; NON-GAAP) 50 bps Avg Annual Expansion Target 10 Year average Annual AOI margin expansion 60 bps Broadridge has a long history of being able to expand margins Note: FY’17 excludes impact of NACC integration. Including NACC resulted in a reduction to margins by 350 bps. Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 44 – 55 17.3% 12.9% 13.8% 15.0% 13.8% 13.6% 13.3% 15.4% 15.6% 17.3%GAAP Margin RECURRING REVENUE GROWTH EARNINGS GROWTH BALANCED CAPITAL ALLOCATION

28 Broadridge generates operating leverage through scale, higher- margin digital growth and cost efficiency, allowing us to fund growth investments while delivering margin expansion RECURRING REVENUE GROWTH EARNINGS GROWTH BALANCED CAPITAL ALLOCATION Scale Digital Expense Mgt & Efficiency Investment Margin Expansion 50-70bps 20-30bps 10-20bps (40-60bps) 40-60bps

RECURRING REVENUE GROWTH | EARNINGS GROWTH | BALANCED CAPITAL ALLOCATION

Investments are a key part of our financial model. We invest in high return opportunities that enable us to sustain a high level of Recurring revenue growth

PAYOUT PERIOD

CAPITAL	Short Term	Medium Term	Long Term
OPEX	Sales & Marketing Product Enhancement Client Retention	Gen AI Bond GPT	DLR
Client Platform Investment		GPTM (e.g. ETD) Digital (e.g. InFocus) Wealth Management Modules	Wealth Management Modules
CAPEX	Tailored Shareholder Reports	Storage	Storage Hosting/Cloud Migration

Revenue Generating / Quantifiable Return | Infrastructure

Broadridge
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30 We are committed to strong and balanced capital stewardship… M&A Internal Investment Dividend Share repurchase Maintain investment grade Drive ~100% FCF conversion, monetize recent investments, return ROIC to mid-high teens Capital Allocation Priorities ✓ Fund high return internal investments ✓ Grow dividend in line with earnings ✓ Pursue attractive, tuck-in M&A ✓ Return excess cash through share buybacks RECURRING REVENUE GROWTH EARNINGS GROWTH BALANCED CAPITAL ALLOCATION

31 This model has consistently delivered on its three-year objectives over multiple cycles CAGR 3-YEAR OBJECTIVES FY’24 – FY’26 FY’24 RESULTS FY’25 RESULTSFY’14 – FY’17 FY’17 – FY’20 FY’20 – FY’23 Organic Recurring revenue growth1 5% 5% 8% 5 – 8% 6% 5% Recurring revenue growth 7%2 7% 11%3 7 – 9% 6% 7% Adj. Operating income margin expansion (bps/yr) (Non-GAAP)3,4 532 80 77 50+ 20 50 Adj. earnings per share growth (Non-GAAP) 3, 5 12% 12%5 12% 8 – 12% 10% 11% 1Average Organic Recurring revenue growth per year 2Excluding the North American Customer Communications (“NACC”) acquisition completed in 2016 3Information about the use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 44 – 55 4AOI margin expansion target for FY’24-26 excludes impact of float and distribution revenue 5Excluding the impact of the U.S. Tax Act Cuts and Jobs Act (Tax Act). As reported and including the Tax Act impact, Adjusted EPS growth CAGR was 17%

Fiscal Fourth Quarter and Full Year 2025 results

33 Key messages as of August 5, 2025 earnings call Broadridge’s fourth quarter drove strong FY’25 results including 7% Recurring revenue growth constant currency, 11% Adjusted EPS growth, and Closed sales of $288 million Broadridge is executing on its growth strategy across Governance, Capital Markets, and Wealth & Investment Management Fiscal year 2026 guidance calls for another strong year including 5-7% Recurring revenue growth constant currency and 8-12% Adjusted EPS growth Remain on track to deliver on three-year objectives for the cycle ending in June 2026 Balanced capital allocation included 11% annual dividend growth, strategic tuck-in acquisition of SIS, and $100 million in share repurchases, supported by strong Free cash flow 1 2 3 4 5

34 Fiscal year 2026 guidance as of August 5, 2025 earnings call FY’26 GUIDANCE Recurring revenue growth constant currency (Non-GAAP) 5 – 7% Adjusted Operating income margin (Non-GAAP) 20 – 21% Adjusted earnings per share growth (Non-GAAP) 8 – 12% Closed sales $290 – $330M

35 $ in millions, except per share data Q4’25 Inc./(Dec.) FY’25 Inc./(Dec.) Recurring revenues $1,424 7% $4,508 7% 8 7 Total revenues 2,065 6% 6,889 6% Operating income 499 13% 1,189 17% Adjusted Operating income (Non-GAAP) 558 (0%) 1,411 8% Adjusted Operating income margin (Non-GAAP) 27.0% (180 bps) 20.5% 50bps Diluted earnings per share $3.16 16% $7.10 21% Adjusted Earnings per share (Non-GAAP) $3.55 1% $8.55 11% Closed sales $114 (28%) $288 (16%) Summary financial results Constant currency growth (Non-GAAP) 7% 7% Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 44 – 55

36 Q4'24 Q4'25 $1,424 +7% 8% 9% 9% 6% 5% 2% 7% 2% FY'21 FY'22 FY'23 FY'24 FY'25 FY'26 Guidance 16% 10% 9% Fourth quarter 2025 Recurring revenues Q4 RECURRING REVENUES FISCAL YEAR RECURRING REVENUE GROWTH $ in millions; growth in constant currency Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 44 – 55 Acquisitions Organic growth 7% 5-7%6%

37 $179 $285 Q4'24 Q4'25 $176 $146 $122 $515 Q4'24 Q4'25 Fourth quarter 2025 segment Recurring revenues Regulatory Customer Comms. Data-Driven Fund Solutions Issuer 3% 3% (0%) 8% ICS RECURRING REVENUES GTO RECURRING REVENUES $959 $ in millions; growth in constant currency Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 44 – 55 Capital Markets Wealth & Investment Management $465 4% 26% +5% +12%

38 FY’24 FY’25 10Y Avg. Equity 6% 16% 11% Equity Revenue N/A 12% N/A MF / ETF 3% 7% 7% Internal Trade Growth 13% 13% 8% 7% 3% 11% 15% 18% 11% 14% 6% 6% 5% 6% 7% Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Key volume drivers: position and trade growth 15% 10% 13% 14% 14% INTERNAL TRADE GROWTH EQUITY & MUTUAL FUND/ETF POSITION GROWTH 1. Q4’24 equity position growth represented 55% of total fiscal year 2024 positions. Q1’24: 6% | Q2’24: 9% | Q3’24: 30% 2. Represents equity position growth that is revenue-generating and excludes the growth in small or fractional non-revenue positions. 3. Reflects position growth processed in the same time period of both years. Therefore, quarterly and annual data may not align. 4. Represents the estimated change in daily trade volumes for clients whose contracts are linked to trade volumes and who were on Broadridge’s trading platforms in both the current and prior year periods. 1,3 2,3 3 4

39 Q4'24 Q4'25 Operating income margin and Adjusted Operating income margin 18.1% 18.7% 19.8% 20.0% FY'21 FY'22 FY'23 FY'24 FY'25 24.1%22.7% +60 bps +110 bps OPERATING INCOME MARGIN ADJUSTED OPERATING INCOME MARGIN (NON- GAAP) 27.0% +20 bps 28.8% Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 44 – 55 Q4’25 OPERATING INCOME MARGIN FISCAL YEAR OPERATING INCOME MARGIN 20.5% +60 bps +50 bps 13.6% 13.3% 15.4% 15.6% 17.3%

40 FY'21 FY'22 FY'23 FY'24 FY'25 Closed sales $ in millions $246 FY'24 FY'25 $450 $430 $342 $280 CLOSED SALES RECURRING REVENUE BACKLOG 11% 10%% OF RECURRING REVENUE $288 $231 1. Recurring Revenue Backlog represents an estimate of first year revenues from Closed sales that have not yet been recognized and are expected to be recognized 1

41 Free cash flow conversion FREE CASH FLOW CONVERSION 1,2 1. Free cash flow conversion equals annual Free cash flow divided by Adjusted Net earnings 2. Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 44 – 55 84% 48% 90% 102% 104% FY'21 FY'22 FY'23 FY'24 FY'25

42 M&A Client Onboarding Spend CapEx and Software SELECT USES OF CASH FISCAL YEAR 2025 Capital allocation $ in millions, except per share data 2 1. Includes Software purchases and capitalized internal use software 2. Net investments on new client conversions, including development of platform capabilities 1 $12 $115 $193 3. Total capital returns include dividends and open market share repurchases net of option proceeds. FY’26 annual dividend amount subject to Board declaration. $402 $73 FY'22 FY'23 FY'24 FY'25 FY'26 (E) TOTAL CAPITAL RETURNS $2.56 $2.90 $3.20 $3.52 $3.90 11% 13% 10% 10% 11% DIVIDENDS PER SHARE 6 $312 $253 $781 3 $475 YTD Net Share Repurchases YTD Dividends Paid

Explanation of Non-GAAP Measures and reconciliation of GAAP to Non-GAAP Measures

44 Non-GAAP Measures Explanation and Reconciliation of the Company’s Use of Non-GAAP Financial Measures The Company’s results in this presentation are presented in accordance with U.S. generally accepted accounting principles ("GAAP") except where otherwise noted. In certain circumstances, results have been presented that are not generally accepted accounting principles measures (“Non-GAAP”). These Non-GAAP measures are Adjusted Operating income, Adjusted Operating income margin, Adjusted Net earnings, Adjusted earnings per share, Free cash flow, Free cash flow conversion, and Recurring revenue growth constant currency. These Non-GAAP financial measures should be viewed in addition to, and not as a substitute for, the Company’s reported results. The Company believes our Non-GAAP financial measures help investors understand how management plans, measures and evaluates the Company’s business performance. Management believes that Non-GAAP measures provide consistency in its financial reporting and facilitates investors’ understanding of the Company’s operating results and trends by providing an additional basis for comparison. Management uses these Non-GAAP financial measures to, among other things, evaluate our ongoing operations, and for internal planning and forecasting purposes. In addition, and as a consequence of the importance of these Non-GAAP financial measures in managing our business, the Company’s Compensation Committee of the Board of Directors incorporates Non-GAAP financial measures in the evaluation process for determining management compensation. Reconciliations Non-GAAP measures to the most directly comparable financial measures presented in accordance with GAAP can be found in the tables that are part of this presentation. Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted Net Earnings, and Adjusted Earnings Per Share These Non-GAAP measures are adjusted to exclude the impact of certain costs, expenses, gains and losses and other specified items the exclusion of which management believes provides insight regarding our ongoing operating performance. Depending on the period presented, these adjusted measures exclude the impact of certain of the following items: (i) Amortization of Acquired Intangibles and Purchased Intellectual Property, which represent non-cash amortization expenses associated with the Company's acquisition activities. (ii) Acquisition and Integration Costs, which represent certain transaction and integration costs associated with the Company’s acquisition activities. (iii) Restructuring and Other Related Costs, which represent costs associated with the Company’s Corporate Restructuring Initiative to exit and/or realign some of our businesses, streamline the Company’s management structure, reallocate work to lower cost locations, and reduce headcount in deprioritized areas, in addition to other restructuring activities. (iv) Litigation Settlement Charges, which represent the reserve established during the third and fourth quarter of fiscal year 2024 related to the settlement of claims. (v) Russia-Related Exit Costs, which are direct and incremental costs associated with the Company’s wind down of business activities in Russia in response to Russia’s invasion of Ukraine, including relocation-related expenses of impacted associates. (vi) Real Estate Realignment and Covid-19 Related Expenses. Real Estate Realignment Expenses are expenses associated with the exit of certain of the Company’s leased facilities in response to the Covid-19 pandemic, which consist of the impairment of certain right of use assets, leasehold improvements and equipment, as well as other related facility exit expenses directly resulting from, and attributable to, the exit of these leased facilities. Covid-19 Related Expense are direct and incremental expenses incurred by the Company to protect the health and safety of Broadridge associates during the Covid-19 outbreak, including expenses associated with monitoring the temperatures for associates entering our facilities, enhancing the safety of our office environment in preparation for workers to return to Company facilities on a more regular basis, ensuring proper social distancing in our production facilities, personal protective equipment, enhanced cleaning measures in our facilities, and other safety related expenses. (vii) Investment Gains, which represent non-operating, non-cash gains on privately held investments. (viii) Software Charge, which represents a charge related to an internal use software product that is no longer expected to be used. (ix) Gain on Acquisition-Related Financial Instrument, which represents a non-operating gain on a financial instrument designed to minimize the Company's foreign exchange risk associated with the Itiviti acquisition, as well as certain other non- operating financing costs associated with the Itiviti acquisition. (x) IBM Private Cloud Charges, which represent a charge on the hardware assets transferred to IBM and other charges related to the IBM Private Cloud Agreement. (xi) Gain on Sale of a Joint Venture Investment, which represents a non-operating, cash gain on the sale of one of the Company’s joint venture investments. (xii) Gain on Sale of Securities represents a non-operating gain on the sale of securities associated with the Company’s retirement plan obligations. (xiii) Tax Act items represent the net impact of a U.S. federal transition tax on earnings of certain foreign subsidiaries, foreign jurisdiction withholding taxes and certain benefits related to the remeasurement of the Company’s net U.S. federal and state deferred tax liabilities attributable to the Tax Act; and (xiv) The MAL investment gain represents a non-cash, nontaxable gain on investment from the Company’s acquisition of MAL in March 2017. Restructuring Charges represent severance costs associated with the Company’s initiative to streamline our management structure, reallocate work to lower cost locations, and reduce headcount in deprioritized areas.

45 We exclude Acquisition and Integration Costs, Restructuring and Other Related Costs, Litigation Settlement Charges, Russia-Related Exit Costs, Real Estate Realignment and Covid-19 Related Expenses, Investment Gains, the Software Charge, Gain on Acquisition-Related Financial Instrument, IBM Private Cloud Charges, Gain on Sale of a Joint Venture Investment, and Gain on Sale of Securities from our Adjusted Operating income (as applicable) and other adjusted earnings measures because excluding such information provides us with an understanding of the results from the primary operations of our business and enhances comparability across fiscal reporting periods, as these items are not reflective of our underlying operations or performance. We also exclude the impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, as these non-cash amounts are significantly impacted by the timing and size of individual acquisitions and do not factor into the Company's capital allocation decisions, management compensation metrics or multi-year objectives. Furthermore, management believes that this adjustment enables better comparison of our results as Amortization of Acquired Intangibles and Purchased Intellectual Property will not recur in future periods once such intangible assets have been fully amortized. Although we exclude Amortization of Acquired Intangibles and Purchased Intellectual Property from our adjusted earnings measures, our management believes that it is important for investors to understand that these intangible assets contribute to revenue generation. Amortization of intangible assets that relate to past acquisitions will recur in future periods until such intangible assets have been fully amortized. Any future acquisitions may result in the amortization of additional intangible assets. Free cash flow and Free cash flow conversion In addition to the Non-GAAP financial measures discussed above, we provide Free cash flow information because we consider Free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated that could be used for dividends, share repurchases, strategic acquisitions, other investments, as well as debt servicing. Free cash flow is a Non-GAAP financial measure and is defined by the Company as New cash flows provided by operating activities plus Proceeds from asset sales, less Capital expenditures as well as Software purchases and capitalized internal use software. Free cash flow conversion is calculated as Free cash flow divided by Adjusted Net earnings for the given period. Recurring revenue growth constant currency As a multi-national company, we are subject to variability of our reported U.S. dollar results due to changes in foreign currency exchange rates. The exclusion of the impact of foreign currency exchange fluctuations from our Recurring revenue growth, or what we refer to as amounts expressed “on a constant currency basis”, is a Non-GAAP measure. We believe that excluding the impact of foreign currency exchange fluctuations from our Recurring revenue growth provides additional information that enables enhanced comparison to prior periods. Changes in Recurring revenue growth expressed on a constant currency basis are presented excluding the impact of foreign currency exchange fluctuations. To present this information, current period results for entities reporting in currencies other than the U.S. dollar are translated into U.S. dollars at the average exchange rates in effect during the corresponding period of the comparative year, rather than at the actual average exchange rates in effect during the current fiscal year. Reconciliations of such Non-GAAP measures to the most directly comparable financial measures presented in accordance with GAAP can be found in the tables that are part of this presentation. Non-GAAP Measures

46 Fiscal Year Ended June 30, 2025 Investor Communication Solutions Regulatory Data-Driven Fund Solutions Issuer Customer Comms. Total Recurring revenue growth (GAAP) 7% 6% 5% 5% 6% Impact of foreign currency exchange 0% 0% 0% 0% 0% Recurring revenue growth constant currency (Non-GAAP) 7% 5% 5% 5% 6% Global Technology and Operations Capital Markets Wealth and Investment Management Total Recurring revenue growth (GAAP) 6% 10% 8% Impact of foreign currency exchange 0% 1% 1% Recurring revenue growth constant currency (Non-GAAP) 6% 12% 8% Consolidated Total Recurring revenue growth (GAAP) 7% Impact of foreign currency exchange 0% Recurring revenue growth constant currency (Non-GAAP) 7% Reconciliation of GAAP to Non-GAAP Measures (Unaudited)

47 Reconciliation of GAAP to Non-GAAP Measures (Unaudited) Fiscal Year Ended June 30, 2024 Investor Communication Solutions Regulatory Data-Driven Fund Solutions Issuer Customer Comms. Total Recurring revenue growth (GAAP) 5% 8% 7% 1% 5% Impact of foreign currency exchange 0% 0% 0% 0% 0% Recurring revenue growth constant currency (Non-GAAP) 5% 7% 7% 2% 5% Global Technology and Operations Capital Markets Wealth and Investment Management Total Recurring revenue growth (GAAP) 9% 7% 8% Impact of foreign currency exchange (1)% 0% 0% Recurring revenue growth constant currency (Non-GAAP) 8% 7% 8% Consolidated Total Recurring revenue growth (GAAP) 6% Impact of foreign currency exchange 0% Recurring revenue growth constant currency (Non-GAAP) 6%

48 Reconciliation of GAAP to Non-GAAP Measures (Unaudited) Fiscal Year Ended June 30, 2023 Investor Communication Solutions Regulatory Data-Driven Fund Solutions Issuer Customer Comms. Total Recurring revenue growth (GAAP) 6% 11% 12% 9% 8% Impact of foreign currency exchange 0% 1% 0% 0% 0% Recurring revenue growth constant currency (Non-GAAP) 7% 12% 13% 10% 9% Global Technology and Operations Capital Markets Wealth and Investment Management Total Recurring revenue growth (GAAP) 7% 2% 5% Impact of foreign currency exchange 4% 2% 3% Recurring revenue growth constant currency (Non-GAAP) 11% 4% 8% Consolidated Total Recurring revenue growth (GAAP) 7% Impact of foreign currency exchange 1% Recurring revenue growth constant currency (Non-GAAP) 9%

49 3 Months Ended June 30, Fiscal Year Ended June 30, Dollars in millions 2025 2024 2025 2024 Net earnings (GAAP) $374.2 $323.2 $839.5 $698.1 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 50.0 48.9 196.6 200.3 Acquisition and Integration Costs 7.0 2.9 18.3 3.9 Restructuring and Other Related Costs (a) 2.0 56.0 7.4 63.0 Litigation Settlement Charges — 10.3 — 18.4 Subtotal of adjustments 59.0 118.1 222.3 285.6 Tax impact of adjustments (b) (13.2) (26.1) (50.4) (62.6) Adjusted Net earnings (Non-GAAP) $420.0 $415.2 $1,011.5 $921.2 Reconciliation of GAAP to Non-GAAP Measures 3 Months Ended June 30, Fiscal Year Ended June 30, Dollars in millions 2025 2024 2025 2024 Operating income (GAAP) $498.6 $441.4 $1,188.6 $1,017.1 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 50.0 48.9 196.6 200.3 Acquisition and Integration Costs 7.0 2.9 18.3 3.9 Restructuring and Other Related Costs (a) 2.0 56.0 7.4 63.0 Litigation Settlement Charges — 10.3 — 18.4 Adjusted Operating income (Non-GAAP) $557.6 $559.5 $1,410.9 $1,302.8 Operating income margin (GAAP) 24.1% 22.7% 17.3% 15.6% Adjusted Operating income margin (Non-GAAP) 27.0% 28.8% 20.5% 20.0% (a) Restructuring and Other Related Costs for the three months and fiscal year ended June 30, 2025 consists of severance and other costs related to the closure of substantially all operations of a production facility. Costs incurred are not reflected in segment profit and are recorded within Corporate and Other. The total estimated pre-tax costs for actions and associated costs related to the closure are approximately $20 million to $25 million and are expected to be completed by the end of the second quarter of fiscal year 2026. Restructuring and Other Related Costs for the three months and fiscal year ended June 30, 2024 includes $56.0 million of severance and professional services costs directly related to the Corporate Restructuring Initiative. The fiscal year ended June 30, 2024 also includes a $7.0 million asset impairment charge as a result of the exit of a business in connection with the Corporate Restructuring Initiative. (b) Calculated using the GAAP effective tax rate, adjusted to exclude $9.0 million and $3.4 million of excess tax benefits associated with stock-based compensation for the three months ended June 30, 2025 and 2024, respectively, and $20.5 million and $12.9 million of excess tax benefits associated with stock-based compensation for the fiscal year ended June 30, 2025 and 2024, respectively. For purposes of calculating the Adjusted earnings per share, the same adjustments were made on a per share basis.

Reconciliation of GAAP to Non-GAAP Measures

(Unaudited)

Dollars in millions	Fiscal Year Ended June 30, 2025	2024	2023	2022	2021	2020	2019	2018	2017	2016	2015
Operating Income (GAAP)	$1,188.6	$1,017.1	$936.4	$759.9	$678.7	$624.9	$652.7	$598.1	$534.0	$502.3	$468.5
Adjustments:											
Amortization of Acquired Intangibles and Purchased Intellectual Property	196.6	200.3	214.4	250.2	153.7	122.9	87.4	81.4	72.6	31.8	25.3
Acquisition and Integration Costs	18.3	3.9	15.8	24.5	18.1	12.5	6.4	8.8	19.1	5.0	5.0
Restructuring and Other Related Costs (a)	7.4	63.0	20.4	—	—	—	—	—	—	—	—
Litigation Settlement Charges	—	18.4	—	—	—	—	—	—	—	—	—
Russia-Related Exit Costs (b)	—	—	12.1	1.4	—	—	—	—	—	—	—
Real Estate Realignment and Covid-19 Related Expenses (c)	—	—	—	30.5	45.3	2.4	—	—	—	—	—
Software Charge	—	—	—	—	6.0	—	—	—	—	—	—
IBM Private Cloud Charges	—	—	—	—	—	32.0	—	—	—	—	—
Adjusted Operating income (Non-GAAP)	**$1,410.9**	**$1,302.8**	**$1,199.1**	**$1,066.4**	**$901.8**	**$794.8**	**$746.5**	**$688.2**	**$625.7**	**$539.2**	**$498.8**
Operating income margin (GAAP)	17.3%	15.6%	15.4%	13.3%	13.6%	13.8%	15.0%	13.8%	12.9%	17.3%	17.4%
Adjusted Operating income margin (Non-GAAP)	20.5%	20.0%	19.8%	18.7%	18.1%	17.5%	17.1%	15.9%	15.1%	18.6%	18.5%

(a) Restructuring and Other Related Costs for the fiscal year ended June 30, 2025 consists of severance and other costs related to the closure of substantially all operations of a production facility. Costs incurred are not reflected in segment profit and are recorded within Corporate and Other. The total estimated pre-tax costs for actions and associated costs related to the closure are approximately $20 million to $25 million and are expected to be completed by the end of the second quarter of fiscal year 2026. Restructuring and Other Related Costs for the fiscal year ended June 30, 2024 include $56.0 million of severance and professional services costs directly related to the Corporate Restructuring Initiative and a $7.0 million asset impairment charge as a result of the exit of a business in connection with the Corporate Restructuring Initiative. Restructuring and Other Related Costs for the fiscal year ended June 30, 2023 includes $20.4 million of severance costs.

(b) Russia-Related Exit Costs were $10.9 million for the fiscal year ended June 30, 2023, comprised of $12.1 million of operating expenses, offset by a gain of $1.2 million in non-operating income. Russia-Related Exist Costs were $1.4 million of operating expenses for the fiscal year ended June 30, 2022.

(c) Real Estate Realignment Expenses were $23.0 million, $29.6 million, and $0.0 million for the years ended June 30, 2022, 2021, and 2020, respectively. Covid-19 Related Expenses were $7.5 million, $15.7 million, and $2.4 million for the years ended June 30, 2022, 2021, and 2020, respectively.

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50

51 3 Months Ended June 30, Fiscal Year Ended June 30, Fiscal Year Ended June 30, Dollars in millions, except per share amounts 2025 2024 2025 2024 Diluted earnings per share (GAAP) $3.16 $2.72 $7.10 $5.86 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 0.42 0.41 1.66 1.68 Acquisition and Integration Costs 0.06 0.02 0.15 0.03 Restructuring and Other Related Costs (a) 0.02 0.47 0.06 0.53 Litigation Settlement Charges — 0.09 — 0.15 Subtotal of adjustments 0.50 0.99 1.88 2.40 Tax impact of adjustments (b) (0.11) (0.22) (0.43) (0.53) Adjusted earnings per share (Non-GAAP) $3.55 $3.50 $8.55 $7.73 Reconciliation of GAAP to Non-GAAP Measures (Unaudited) (a) Restructuring and Other Related Costs for the three month and fiscal year ended June 30, 2025 consists of severance and other costs related to the closure of substantially all operations of a production facility. Costs incurred are not reflected in segment profit and are recorded within Corporate and Other. The total estimated pre-tax costs for actions and associated costs related to the closure are approximately $20 million to $25 million and are expected to be completed by the end of the second quarter of fiscal year 2026. Restructuring and Other Related Costs for the three months and fiscal year ended June 30, 2024 includes $56.0 million of severance and professional services costs directly related to the Corporate Restructuring Initiative. The fiscal year ended June 30, 2024 also includes a $7.0 million asset impairment charge as a result of the exit of a business in connection with the Corporate Restructuring Initiative. (b) Calculated using the GAAP effective tax rate, adjusted to exclude $9.0 million and $3.4 million of excess tax benefits associated with stock-based compensation for the three months ended June 30, 2025 and 2024, respectively, and $20.5 million and $12.9 million of excess tax benefits associated with stock-based compensation for the fiscal year ended June 30, 2025 and 2024, respectively. For purposes of calculating the Adjusted earnings per share, the same adjustments were made on a per share basis. Fiscal Year Ended June 30, Fiscal Year Ended June 30, Dollars in millions 2025 2024 Net cash flows from operating activities (GAAP) $1,171.3 $1,056.2 Capital expenditures and Software purchases and capitalized internal use software (114.9) (113.0) Free cash flow (Non-GAAP) $1,056.4 $943.2

Reconciliation of GAAP to Non-GAAP Measures

(Unaudited)

Dollars in millions, except per share amounts	Fiscal Year Ended June 30,										
	2025	2024	2023	2022	2021	2020	2019	2018	2017	2016	2015
Net earnings (GAAP)	$839.5	$698.1	$630.6	$539.1	$547.5	$462.5	$482.1	$427.9	$326.8	$307.5	$287.1
Adjustments:											
Amortization of Acquired Intangibles and Purchased Intellectual Property	196.6	200.3	214.4	250.2	153.7	122.9	87.4	81.4	72.6	31.8	25.3
Acquisition and Integration Costs	18.3	3.9	15.8	24.5	18.1	12.5	6.4	8.8	19.1	5.0	5.0
Restructuring and Other Related Costs (a)	7.4	63.0	20.4	—	—	—	—	—	—	—	—
Litigation Settlement Charges	—	18.4	—	—	—	—	—	—	—	—	—
Russia-Related Exit Costs (b)	—	—	10.9	1.4	—	—	—	—	—	—	—
Real Estate Realignment and Covid-19 Related Expenses (c)	—	—	—	30.5	45.3	2.4	—	—	—	—	—
Investment Gains	—	—	—	(14.2)	(8.7)	—	—	—	—	—	—
Gain on Acquisition-Related Financial Instrument	—	—	—	—	(62.1)	—	—	—	—	—	—
Software Charge	—	—	—	—	6.0	—	—	—	—	—	—
IBM Private Cloud Charges	—	—	—	—	—	32.0	—	—	—	—	—
Gain on Sale of a Joint Venture Investment	—	—	—	—	—	(6.5)	—	—	—	—	—
Gain on Sale of Securities	—	—	—	—	—	—	—	(5.5)	—	—	—
Taxable Adjustments	222.3	285.6	261.6	292.3	152.2	163.4	93.8	84.7	91.7	36.8	30.3
Tax Act items	—	—	—	—	—	—	—	15.4	—	—	—
MAL investment gain	—	—	—	—	—	—	—	—	(9.3)	—	—
Tax impact of adjustments (d)	(50.4)	(62.6)	(57.5)	(65.7)	(33.2)	(37.4)	(22.3)	(23.9)	(30.9)	(12.7)	(10.5)
Adjusted net earnings (Non-GAAP)	**$1,011.5**	**$921.2**	**$834.6**	**$765.7**	**$666.5**	**$588.5**	**$553.6**	**$504.1**	**$378.3**	**$331.7**	**$306.9**

(a) Restructuring and Other Related Costs for the fiscal year ended June 30, 2025 consists of severance and other costs related to the closure of substantially all operations of a production facility. Costs incurred are not reflected in segment profit and are recorded within Corporate and Other. The total estimated pre-tax costs for actions and associated costs related to the closure are approximately $20 million to $25 million and are expected to be completed by the end of the second quarter of fiscal year 2026. Restructuring and Other Related Costs for the fiscal year ended June 30, 2024 include $56.0 million of severance and professional services costs directly related to the Corporate Restructuring Initiative and a $7.0 million asset impairment charge as a result of the exit of a business in connection with the Corporate Restructuring Initiative. Restructuring and Other Related Costs for the fiscal year ended June 30, 2023 includes $20.4 million of severance costs.

(b) Russia-Related Exit Costs were $10.9 million for the fiscal year ended June 30, 2023, comprised of $12.1 million of operating expenses, offset by a gain of $1.2 million in non-operating income. Russia-Related Exist Costs were $1.4 million of operating expenses for the fiscal year ended June 30, 2022.

(c) Real Estate Realignment Expenses were $23.0 million, $29.6 million, and $0.0 million for the years ended June 30, 2022, 2021, and 2020, respectively. Covid-19 Related Expenses were $7.5 million, $15.7 million, and $2.4 million for the years ended June 30, 2022, 2021, and 2020, respectively.

(d) Calculated using the GAAP effective tax rate, adjusted to exclude $20.5 million, $12.9 million, $10.4 million, $18.1 million, $16.9 million, $15.6 million, $19.3 million, and $40.9 million of excess tax benefits associated with stock-based compensation for the fiscal years June 30, 2024, 2024, 2023, 2022, 2021, 2020, 2019 and 2018 respectively. For fiscal year 2021, the tax impact of adjustments also excludes approximately $10.6 million of Acquisition and Integration Costs, which are not tax-deductible. For fiscal year 2018, the GAAP effective tax rate was also adjusted to exclude the net $15.4 million charges associated with the Tax Act. For purposes of calculating the Adjusted earnings per share, the same adjustments were made on a per share basis.

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Reconciliation of GAAP to Non-GAAP Measures

(Unaudited)

Dollars in millions, except per share amounts	Fiscal Year Ended June 30, 2025	2024	2023	2022	2021	2020	2019	2018	2017	2016	2015
Diluted earnings per share (GAAP)	$7.10	$5.86	$5.30	$4.55	$4.65	$3.95	$4.06	$3.56	$2.70	$2.53	$2.32
Adjustments:											
Amortization of Acquired Intangibles and Purchased Intellectual Property	1.66	1.68	1.80	2.11	1.30	1.05	0.74	0.68	0.60	0.26	0.20
Acquisition and Integration Costs	0.15	0.03	0.13	0.21	0.15	0.11	0.05	0.07	0.16	0.04	0.04
Restructuring and Other Related Costs (a)	0.06	0.53	0.17	—	—	—	—	—	—	—	—
Litigation Settlement Charges	—	0.15	—	—	—	—	—	—	—	—	—
Russia-Related Exit Costs	—	—	0.09	0.01	—	—	—	—	—	—	—
Real Estate Realignment and Covid-19 Related Expenses (b)	—	—	—	0.26	0.38	0.02	—	—	—	—	—
Investment Gains	—	—	—	(0.12)	(0.07)	—	—	—	—	—	—
Gain on Acquisition-Related Financial Instrument	—	—	—	—	(0.53)	—	—	—	—	—	—
Software Charge	—	—	—	—	0.05	—	—	—	—	—	—
IBM Private Cloud Charges	—	—	—	—	—	0.27	—	—	—	—	—
Gain on Sale of a Joint Venture Investment	—	—	—	—	—	(0.06)	—	—	—	—	—
Gain on Sale of Securities	—	—	—	—	—	—	—	(0.05)	—	—	—
Taxable Adjustments	1.88	2.40	2.20	2.47	1.29	1.40	0.79	0.70	0.76	0.30	0.24
Tax Act items	—	—	—	—	—	—	—	0.13	—	—	—
MAL investment gain	—	—	—	—	—	—	—	—	(0.08)	—	—
Tax impact of adjustments (c)	(0.43)	(0.53)	(0.48)	(0.55)	(0.28)	(0.32)	(0.19)	(0.20)	(0.26)	(0.10)	(0.08)
Adjusted earnings per share (Non-GAAP)	**$8.55**	**$7.73**	**$7.01**	**$6.46**	**$5.66**	**$5.03**	**$4.66**	**$4.19**	**$3.13**	**$2.73**	**$2.47**

(a) Restructuring and Other Related Costs for the fiscal year ended June 30, 2025 consists of severance and other costs related to the closure of substantially all operations of a production facility. Costs incurred are not reflected in segment profit and are recorded within Corporate and Other. The total estimated pre-tax costs for actions and associated costs related to the closure are approximately $20 million to $25 million and are expected to be completed by the end of the second quarter of fiscal year 2026. Restructuring and Other Related Costs for the fiscal year ended June 30, 2024 include $56.0 million of severance and professional services costs directly related to the Corporate Restructuring Initiative and a $7.0 million asset impairment charge as a result of the exit of a business in connection with the Corporate Restructuring Initiative. Restructuring and Other Related Costs for the fiscal year ended June 30, 2023 includes $20.4 million of severance costs.

(b) Real Estate Realignment Expenses impacted Adjusted earnings per share by $0.19, $0.25, and $0.00 for the fiscal years ended June 30, 2022, 2021, and 2020, respectively. Covid-19 Related Expenses impacted Adjusted earnings per share by $0.06, $0.13, and $0.02 for the fiscal years ended June 30, 2022, 2021, and 2020, respectively.

(c) Calculated using the GAAP effective tax rate, adjusted to exclude $20.5 million, $12.9 million, $10.4 million, $18.1 million, $16.9 million, $15.6 million, $19.3 million, and $40.9 million of excess tax benefits associated with stock-based compensation for the fiscal years June 30, 2024, 2024, 2023, 2022, 2021, 2020, 2019 and 2018 respectively. For fiscal year 2021, the tax impact of adjustments also excludes approximately $10.6 million of Acquisition and Integration Costs, which are not tax-deductible. For fiscal year 2018, the GAAP effective tax rate was also adjusted to exclude the net $15.4 million charges associated with the Tax Act. For purposes of calculating the Adjusted earnings per share, the same adjustments were made on a per share basis.

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Reconciliation of GAAP to Non-GAAP Measures

(Unaudited)

Dollars in millions	Fiscal Year Ended June 30, 2025	2024	2023	2022	2021
Net cash flows from operating activities (GAAP)	$1,171.3	$1,056.2	$823.3	$443.5	$640.1
Capital expenditures and Software purchases and capitalized internal use software	(114.9)	(113.0)	(75.2)	(73.1)	(100.7)
Proceeds from asset sales	—	—	—	—	18.0
Free cash flow (Non-GAAP)	**$1,056.4**	**$943.2**	**$748.2**	**$370.4**	**$557.3**

Dollars in millions	3 Months Ended June 30, 2025	2024	Fiscal Year Ended June 30, 2025	2024	2023	2022	2021
Net earnings (GAAP)	$374.2	$323.2	$839.5	$698.1	$630.6	$539.1	$547.5
Adjustments:							
Amortization of Acquired Intangibles and Purchased Intellectual Property	50.0	48.9	196.6	200.3	214.4	250.2	153.7
Acquisition and Integration Costs	7.0	2.9	18.3	3.9	15.8	24.5	18.1
Restructuring and Other Related Costs (a)	2.0	56.0	7.4	63.0	20.4	—	—
Litigation Settlement Charges	—	10.3	—	18.4	—	—	—
Russia-Related Exit Costs (b)	—	—	—	—	10.9	1.4	—
Real Estate Realignment and Covid-19 Related Expenses (c)	—	—	—	—	—	30.5	45.3
Investment Gains	—	—	—	—	—	(14.2)	(8.7)
Software Charge	—	—	—	—	—	—	6.0
Gain on Acquisition-Related Financial Instrument	—	—	—	—	—	—	(62.1)
Subtotal of adjustments	59.0	118.1	222.3	285.6	261.6	292.3	152.2
Tax impact of adjustments (e)	(13.2)	(26.1)	(50.4)	(62.6)	(57.5)	(65.7)	(33.2)
Adjusted Net earnings (Non-GAAP)	**$420.0**	**$415.2**	**$1,011.5**	**$921.2**	**$834.6**	**$765.7**	**$666.5**
LTM Free cash flow conversion (Non-GAAP) (f)			**104 %**	**102 %**	**90 %**	**48 %**	**84 %**

(a) Restructuring and Other Related Costs for the three months and fiscal year ended June 30, 2025 consists of severance and other costs related to the closure of substantially all operations of a production facility. Costs incurred are not reflected in segment profit and are recorded within Corporate and Other. The total estimated pre-tax costs for actions and associated costs related to the closure are approximately $20 million to $25 million and are expected to be completed by the end of the second quarter of fiscal year 2026.

Restructuring and Other Related Costs for the three months and fiscal year ended June 30, 2024 includes $56.0 million of severance and professional services costs directly related to the Corporate Restructuring Initiative. The fiscal year ended June 30, 2024 also includes a $7.0 million asset impairment charge as a result of the exit of a business in connection with the Corporate Restructuring Initiative. Restructuring and Other Related Costs for the fiscal year ended June 30, 2023 includes $20.4 million of severance costs.

(b) Russia-Related Exit Costs were $10.9 million and $1.4 million for the fiscal years ended June 30, 2023 and June 30, 2022, comprised of $12.1 million of operating expenses, offset by a gain of $1.2 million in non-operating income for the fiscal year ended June 30, 2023, and $1.4 million of operating expenses for the fiscal year ended June 30, 2022.

(c) Real Estate Realignment Expenses were $23.0 million and $29.6 million for the fiscal years ended June 30, 2022 and 2021, respectively. Covid-19 Related Expenses were $7.5 million and $15.7 million for the fiscal years ended June 30 2022 and 2021, respectively.

(d) Real Estate Realignment Expenses impacted Adjusted Earnings per share $0.19 and $0.25 for the fiscal years ended June 30, 2022 and June 30, 2021, respectively. Covid-19 Related Expenses impacted Adjusted earnings per share $0.06 and $0.13 for the fiscal years ended June 30, 2022, and June 30, 2021, respectively.

(e) Calculated using the GAAP effective tax rate, adjusted to exclude $9.0 million and $3.4 million of excess tax benefits associated with stock-based compensation for the three months ended June 30, 2025 and 2024, respectively, and $20.5 million, $12.9 million, $10.4 million, $18.1 million, and $16.9 million of excess tax benefits associated with stock-based compensation for the fiscal year ended June 30, 2025, 2024, 2023, 2022, and 2021, respectively. For purposes of calculating the Adjusted earnings per share, the same adjustments were made on a per share basis.

(f) Free cash flow conversion is calculated as Free cash flow divided by Adjusted Net earnings for the given period.

Broadridge

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55 Fiscal Year 2026 FY26 Recurring revenue growth Impact of foreign currency exchange (a) (0.5%) - 0% Recurring revenue growth constant currency (Non-GAAP) 5 - 7% FY26 Adjusted Operating income margin (b) Operating income margin % (GAAP) 18 - 19% Adjusted Operating income margin % (Non-GAAP) 20 - 21% FY26 Adjusted earnings per share growth rate (c) Diluted earnings per share (GAAP) 13 - 18% Adjusted earnings per share (Non-GAAP) 8 - 12% (Unaudited) (a) Based on forward rates as of July 2025. (b) Adjusted Operating income margin guidance (Non-GAAP) is adjusted to exclude the approximately $200 million impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, Acquisition and Integration Costs, and Restructuring and Other Related Costs. (c) Adjusted earnings per share growth guidance (Non-GAAP) is adjusted to exclude the approximately $1.30 per share impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, Acquisition and Integration Costs, and Restructuring and Other Related Costs, and is calculated using diluted shares outstanding. Reconciliation of GAAP to Non-GAAP Measures: Fiscal Year 2026 guidance

Contact Investor Relations broadridgeir@broadridge.com